UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   X
Filed by a Party other than the Registrant
Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
X   Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Materials Pursuant to 240.14a-12

Nyer Medical Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
X    No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     Fee paid previously with preliminary materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:






                              1 of 28
February 25, 2005


To the Shareholders of Nyer Medical Group, Inc.:


You are invited to attend the Annual Meeting of Shareholders of Nyer Medical Group, Inc. ("NYER") to be held Wednesday, March 30, 2005, at 10:00 a.m. (EST) at the Courtyard by Marriott, 8600 Austrian Court, Orlando, Florida 32819.


This year's Annual Meeting and enclosed proxy includes the election of three Directors and the ratification of the appointment of Sweeney, Gates & Company as the Company's independent auditors for the fiscal year ended June 30, 2005.

We hope you will be able to attend the Annual Meeting. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope.

On behalf of the Board of Directors, we thank you for your continued support.


                                    Sincerely,

                                    /s/ Karen L. Wright
                                    Karen L. Wright,
                                    President and Chief Executive Officer






















                                  2







NYER MEDICAL GROUP, INC. 1292 Hammond Street
Bangor, Maine 04401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 30, 2005

                                      February 25, 2005


To the Common Shareholders of
Nyer Medical Group, Inc.

Notice is hereby given that the Annual Meeting of the Shareholders of Nyer Medical Group, Inc., will be held at the Courtyard by Marriott, 8600 Austrian Court, Orlando, Florida 32819, on Wednesday, March 30, 2005, at 10:00 a.m.
(EST), for the following purposes:

1). Elect three members of the Board of Directors to serve until the Annual Meeting of the Shareholders in 2007, or until their successors are elected and qualified.

2). Acting upon the appointment of Sweeney, Gates & Company as the Company's independent auditors for the fiscal year ended June 30, 2005.

3). Acting upon any and all other matters in connection with or for the purpose of effecting the foregoing, or as otherwise may properly come before the Meeting or any and all adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Meeting is given in the attached Proxy Statement.

Only Common Shareholders of record on the stock transfer books of the Company at the close of business on February 25, 2005, will be entitled to vote at the Meeting. Shareholders who are unable to attend the Meeting in person and wish to have their stock voted are requested to sign, date and return the accompanying Proxy.

By Order of the Board of Directors,

/s/ Karen L. Wright
Karen L. Wright,
President and Chief Executive Officer




                                  3



PROXY STATEMENT


NYER MEDICAL GROUP, INC.
1292 Hammond Street
Bangor, Maine 04401


ANNUAL MEETING OF SHAREHOLDERS, March 30, 2005


February 25, 2005


PROXY AND SOLICITATION

     The enclosed Proxy is solicited on behalf of the Board of Directors
(the "Board") of Nyer Medical Group, Inc. (the "Company") for use at the Annual Meeting of shareholders (the "Annual Meeting") on Wednesday March 30, 2005 at 10:00 a.m. (EST), to be held at the Courtyard by Marriott, 8600 Austrian Court, Orlando, Florida 32819 and at any and all adjournments thereof, for the purposes set forth in the Notice of said meeting attached and incorporated herein by this reference. The expense of soliciting proxies is to be paid for by the Company. The Company has retained ADP, 51 Mercedes Way, Edgewood, NY 11717, to assist in the solicitation of proxies. The Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. The Company will pay all expenses of this solicitation with an estimated cost of $6,000. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Annual Meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the Annual Meeting.

     Only shareholders of record at the close of business on February 25, 2005 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals presented at the Annual Meeting. Nyle International Corp. ("Nyle") is the holder of all of the Company's Class A preferred stock which shares are entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. Additionally, Mr. Samuel Nyer, the Company's vice-president of mergers and acquisitions and controlling shareholder of Nyle, owns all of the shares of Class B Preferred Stock, which shares are also entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. As of the close of business on February 25, 2005, the Company had 3,784,962 shares of common stock outstanding which means that a total of 7,784,962 votes are eligible to be cast at the Annual Meeting. Mr. Nyer controls 62.7% of these votes and consequently controls the outcome of all issues presented to the Company's shareholders.

     All proposals require a vote of the majority of the votes present in person or by proxy, except for the election of directors, who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the Annual Meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders. Shareholders whose shares are in street name and do not return a proxy, are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.


     This proxy statement and the accompanying proxy are first being mailed on or about March 2, 2005 to shareholders of record at the close of business on February 25, 2005.
                                 4





Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of February 25, 2005 by (i) owners of more than 5% of the Company's voting stock1, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:

Title of Class      Name and Address of    Amount and Nature      Percent of
                      Beneficial Owner       of Beneficial        Class Owned
                                              Ownership(1)
--------------      -------------------    -----------------      -----------
Class A Preferred    Samuel Nyer                 2,000 (2)            100%
Stock                1292 Hammond Street
                     Bangor, ME  04401

Class B Preferred    Samuel Nyer                 1,000 (3)            100%
Stock                1292 Hammond Street
                     Bangor, ME  04401

Common Stock         Samuel Nyer             1,952,400 (4)           36.8%
Stock                1292 Hammond Street
                     Bangor, ME  04401

Common Stock         Mark Dumouchel              4,000 (5)               *
                     c/o Eaton Apothecary
                     13 Water Street
                     Holliston, MA  01746

Common Stock         Robert J. Landis                0                   *
                     1292 Hammond Street
                     Bangor, Maine 04401

Common Stock         Donald C. Lewis, Jr.       63,000 (6)               *
                     c/o Nyle International
                     Corp.
                     72 Center Street
                     Brewer, ME  04412

Common Stock         Kenneth L. Nyer, M.D.      76,000 (7)               *
                     1933 Williamsbridge Rd.
                     Bronx, New York 10461

Common Stock          James J. Schweiger        24,000 (8)               *
                      1843 Morning Sky Drive
                      Winter Haven, FL 34787

Common Stock          Gerald Weston              2,000 (9)               *
                      1292 Hammond Street
                      Bangor, ME  04401

Common Stock          Karen L. Wright           73,100 (10)              *
                      1292 Hammond Street
                      Bangor, ME  04401
All directors and executive officers of the Company
as a group (8 persons)                       6,194,500               66.6%
                                  5                      2,3,4,5,6,7,8,9&10


1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes any options which vest within 60 days of February 25, 2005, i.e., by April 26, 2005. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

2 These shares are owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder. Each share of Class A Preferred Stock carries the right to 1,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock).

3 Each share of Class B Preferred Stock carries the right to 2,000 votes on any matter put to a vote of the Common Stock (equivalent to 2,000,000 votes of common stock).

4 Includes 101,400 shares of Common Stock, 570,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan (the "Plans"). Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended and 781,000 shares of Common Stock owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder.

5 Consists of 4,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

6 Consists of 63,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

7 Consists of 76,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

8 Consists of 24,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

9 Consists of 2,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

10 Includes 72,000 shares of Common Stock underlying vested options granted pursuant to the Plans and 1,100 shares of Common Stock held by an ADCO employee investment club by which Ms. Wright owns 220 shares. The common stock held in the investment club is considered beneficially owned by Ms. Wright as she has voting and investment power of this stock.

*  Less than 1% of class

                                  6
Item 1.  Election of Directors

Current Board of Directors

     Name             Age   Position with Company   Since   Term    Ending
     ----             ---   ---------------------   -----   ----    ------


Mark Dumouchel         45    Director                2004   1 year   2004


Robert J. Landis       45    Director                2004   Less     2004
                                                            than 1
                                                            year
Donald C. Lewis, Jr.   67    Director                1993   3 years  2005


Kenneth L. Nyer, M.D.  46    Director                1991   3 years  2004


Samuel Nyer            79    Director                1991   3 years  2005


James Schweiger        70    Director                2002   3 years  2005


Gerald Weston          62    Director                2004   1 year   2005


Karen L. Wright        42    Director                2004   2 years  2006

     The Company's Board consists of eight seats. Three directors are to be elected by a plurality of the votes cast at the Annual Meeting. The Company's Articles of Incorporation, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. In May 2004, Donald Nicholson resigned from the Board, and in November 2004, each of John Milledge and M. Randolph Prince resigned from the Board.

     The nominees for the Board are set forth below. The proxy holders intend to vote all proxies received by them for the nominees for directors listed below unless instructed otherwise. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

     As set forth in the Company's Articles of Incorporation, directors may be nominated by any shareholder with the power to vote at least ten percent (10%) of the then-outstanding voting securities of the Company who timely complies with the notice procedures contained in the next sentence. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive office of the Company not less than 60 days prior to the meeting subject to any other requirements of
                                  7
law; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

Nominee For Election To Board Of Directors

Name                   Age        Position with the        Since     New Term
----                   ---         Company                 -----     --------
                                  -----------------
Mark Dumouchel         45         Director                 2004      3 years

Robert J. Landis       45         Director                 2004      3 years

Kenneth L. Nyer, M.D.  46         Director                 1991      3 years

Mark Dumouchel has been a director of the Company since March 2004. He has been President and Director of the Company's 80% owned subsidiary, D.A.W., Inc., a chain of pharmacies, since 1990. He is a registered pharmacist in the State of Massachusetts and has over 29 years experience working in and running pharmacies. Mr. Dumouchel received his Bachelors of Science Degree in Pharmacy from Massachusetts College in 1982 and his Masters of Business Administration from Babson College in 1984.

Robert J. Landis has been a director of the Company since December 2004. Mr. Landis is also a member of the Audit Committee and Chairman of the Compensation Committee. Mr. Landis has served as Chairman of the Board of Directors since January 2000 and as Chief Financial Officer and Treasurer since July 1998 of Comprehensive Care Corporation ("CompCare"). CompCare provides behavioral health, substance abuse, and employee assistance programs for governmental agencies, managed care companies and employer groups throughout the United States. Headquartered in Tampa, Florida, CompCare operates regional service centers in Connecticut, Florida, Michigan, and Texas. Mr. Landis also serves on the Board of Directors and on the audit committee of Global Axcess Corporation. Mr. Landis served as Treasurer of Maxicare Health Plans, Inc from November 1988 to July 1998. Mr. Landis is a Certified Public Accountant. He received a Bachelors Degree in Business Administration from the University of Southern California in 1981 and a Masters Degree in Business Administration from California State University at Northridge in 1990.

Kenneth L. Nyer, M.D. has been a director of the Company since December 1991. Dr. Nyer is a specialist in internal medicine and has practiced at the Albert Einstein Hospital, Bronx, New York since 1993. He previously practiced at North Shore University Hospital, Manhasset, New York from 1987 to 1993. Dr. Nyer held a faculty position at the Cornell University Medical School from 1987-1993. Currently, Dr. Nyer is assistant clinical professor of medicine at Albert Einstein College of Medicine. Dr. Nyer is the son of Mr. Samuel Nyer.


The election of directors requires a plurality of votes cast by the shares entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE THREE DIRECTOR NOMINEES.
                                  8
Other Directors and Officers

Samuel Nyer has been chairman of the board and a director of the Company since December 1991. Mr. Nyer resigned as President and Secretary in September 2004. He previously held these positions since December 1991. He also resigned as director of the board of directors of each of the Company's subsidiaries in September 2004 with the exception of D.A.W.. Since September 2004, Mr. Nyer has been Vice-President of Mergers and Acquisitions. Since 1985, Mr. Nyer has been chairman of the board of Nyle, a manufacturer of drying equipment. Nyle, a publicly held corporation, is the Company's principal shareholder, which Mr. Nyer controls. Mr. Nyer has interests in a number of small businesses in the Bangor, Maine area.

Donald C. Lewis, Jr. has been a director of the Company since July 1993. Mr. Lewis has been president and a director of Nyle, the Company's principal shareholder, since January 1985.

James J. Schweiger has been a director since January 2002. Mr. Schweiger is also Chairman of the Audit Committee, and a member of the Compensation Committee and Stock Option Committee. Mr. Schweiger is currently President and CEO of James J. Schweiger Financial Consultants, Orlando Florida. From 1969 to 1986, Mr. Schweiger was an Area Managing Partner in the firm of KPMG Main Hurdman in charge of the Ft. Lauderdale/Miami Florida office, Northeastern Regional Managing Partner and later served as the Southern Area Director. From 1980 to 1985 he served on the Company's Policy Board and Management Committee. He was previously a Board member of AICPA on accounting for real estate transactions. From 1989 to 1992, Mr. Schweiger served as Treasurer/Director on the EASE Foundation Board (a charitable foundation in Davie Florida). Mr. Schweiger graduated from Duquesne University, Pittsburgh, Pa in 1961, with a BS degree in Business Administration.

Gerald Weston has been a director of the Company since December 2004. Mr. Weston is also a member of the Audit Committee, Compensation Committee and Stock Option Committee. Mr. Weston is a Certified Public Accountant and is an owner of an accounting firm since 1985. From 1982 to 1985, Mr. Weston was an Audit Manager in the firm Kern, DeWenter, Viere, CPA's in St. Cloud, Minnesota. Prior to 1982, he had various positions and served in the United States Air Force. Mr. Weston received a Bachelors of Science Degree in Accounting from St. Cloud State University, St. Cloud, Minnesota in 1979.

Karen L. Wright has been President of the Company and subsidiaries, with the exception of D.A.W., since September 2004. She has been a director since November 2004. She has been treasurer of the Company since 1991 and vice-president of finance and assistant secretary of the Company since January 1997 and vice-president of operations since 2001. She served on the Board from April 1997 to September 2001. She has been the Company's chief operating office since October 2001. She was a director of Nyle from 1998 to October 2004. From 1985 through 1987, Ms. Wright was ADCO's assistant comptroller, from 1987 through the present time, Ms. Wright has been ADCO's comptroller and treasurer. Ms. Wright received her Bachelors of Science Degree in Accounting from Husson College, Bangor, Maine in 1985.

Family Relationship

     Samuel Nyer is the father of Dr. Kenneth L. Nyer.

                                  9
Communications With the Board of Directors

     The Company has adopted a procedure to enable our shareholders to communicate in writing with our Board of Directors, with committees of the Board of Directors or with any individual director or directors. Shareholders may send communications directly to: NYER Board of Directors, c/o Directors, P.O. Box 1328, Bangor, ME 04402. Such communications will be screened for appropriateness before notifying the members of the Board of Directors or committee, as the case may be, of receipt of a communication and forwarding it to the appropriate person or persons.

     Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), and communications made in connection with such proposals or
(ii) service of process or any other notice in a legal proceeding. For information concerning shareholder proposals, see "Shareholders' Proposals."

Controlled Company

     Under the Nasdaq Stock Market's listing standards, a "controlled company" is a company of which more than 50% of the voting power is held by an individual, a group or another company. The Company has determined that the Company is a "controlled company" within the meaning of the Nasdaq Stock Market's listing standards. The basis for the Company's determination that the Company is a "controlled company" is Mr. Samuel Nyer holding more than 60% of the Company's voting power. As a "controlled company," the Company is exempt from the certain listing standards of Nasdaq. Specifically, the Company is not required to have: 1) a board of directors comprised of a majority of independent directors; 2) a compensation process involving a compensation committee comprised of independent directors or involving a majority of the independent directors; or 3) director nominees selected, or recommended for selection by the board of directors, by a majority of the independent directors or a nominating committee comprised of independent directors. The Company, however, is not exempt from the requirements to have an audit committee comprised of at least three independent directors and to hold regularly scheduled meetings in which only the independent directors are present.

Executive Sessions of Independent Directors

     In accordance with Nasdaq Rule 4350(c)(2), the independent directors of the Board have regularly scheduled meetings in executive session, at which only the independent directors are present (together with counsel, if requested by the independent directors), at least twice a year in conjunction with regularly scheduled Board meetings, and more frequently whenever deemed desirable or appropriate or whenever the full Board has a meeting.

Board Meetings and Committees

     The Board met twice during the fiscal year ended June 30, 2004, and took action five times by majority consent. Each person who served as a director during the fiscal year ended June 30, 2004 attended in excess of 75% of the aggregate of (i) the total number of meetings of the Board held during such fiscal year and (ii) the total number of meetings held during such fiscal year by each committee of the Board on which such director served, except for Donald Nicholson (who resigned from the Board in May 2004) who attended one of the two

                                  10
meetings of the Board and two of the two meetings of the Compensation
Committee.

     The Board has a standing audit, compensation and stock option committee. As noted below, the Board does not have a nominating committee.

Audit Committee Meetings

     The Company's audit committee members consist of Mr. Schweiger, Chairman and Messrs. Landis and Weston. Messrs. M. Randolph Prince and John Milledge resigned in November 2004. Messrs. Landis and Weston have been members of the audit committee since December 2004. Mr. Schweiger has been a member since January 2002. The audit committee's function is to oversee the Company's financial reporting process. The audit committee met ten times during the fiscal year ended June 30, 2004. The Company's board of directors adopted a written charter for the audit committee on June 12, 2000, which charter was amended and restated in October 2004 and which is attached hereto as Appendix
A. Each member of the audit committee is "independent", as that term is defined in Item 7(d) (3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, and each such member satisfies the requirements of the Nasdaq rules. The Nasdaq rules require at least three independent directors who have, among other things, financial literacy and experience. Although more than one member of the audit committee may qualify as an "audit committee financial expert" under item 401 (h) of Regulation S-K, Mr. Schweiger, the committee chairman, is designated audit committee financial expert.

Compensation Committee Meetings

     The Company's compensation committee members consist of Mr. Landis, Chairman, and Messrs. Schweiger and Weston. Messrs. M. Randolph Prince, Chairman, and John Milledge resigned in November 2004. Mr. Donald Nicholson resigned May 2004. Messrs. Landis and Weston have been members of the compensation committee since December 2004. Mr. Schweiger has been a member since December 2003. The compensation committee's function is to oversee the compensation of Company's executive officers. The compensation committee met twice during the fiscal year ended June 30, 2004.

Nomination Process

     As a "controlled company," as described above, the Company is not required to establish a nominating committee and the Board does not currently have a standing nominating committee. The Company's charter states that directors may only be nominated by: (i) executive officers of the Company or (ii) by any shareholder with the power to vote at least ten percent (10%) of the then outstanding voting securities of the Company who timely complies with the notice procedures contained in the charter. Past precedent has been that the Board would vote on whether to confirm the nominations of the executive officers of the Company. If so confirmed, the nominees have been presented to the shareholders for approval. This nomination process has been effective in the past. However, the Board has determined that it will soon discuss the possibility of creating a nominating committee.



                                  11

     For identification of nominees, existing directors and officers and other sources deemed appropriate have been used. Third parties have not been engaged to assist in the nominee identification process.

     The Company desires to maintain flexibility in choosing appropriate board candidates and, therefore, does not require that nominees meet any specific or minimum qualifications. When evaluating potential director candidates, factors are considered as deemed appropriate, including the candidate's independence, character, judgment, financial literacy, business and professional skills and experience. All nominees are expected to be able to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company.

     As noted above, directors may be nominated by a shareholder if such shareholder has the power to vote at least ten percent (10%) of the then outstanding voting securities of the Company and such shareholder timely complies with the notice procedures contained in the charter. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive office of the Company not less than 60 days prior to the annual shareholders' meeting subject to any other requirements of law; provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by a shareholder to be timely must be received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Stock Option Committee Meetings

     The Company's stock option committee members consist of Mr. Schweiger and Mr. Weston. Mr. M. Randolph Prince resigned in November 2004. Mr. Schweiger has been a member since 2002, and Mr. Weston has been a member since 2004. The stock option committee's function is to administer the Company's 2002 Stock Option Plan. The stock option committee met twice during the fiscal year ended June 30, 2004.

Attendance at Meetings

     At a meeting of the Board in the near future, the Board will discuss the possibility of creating a policy with regard to Board member attendance at annual meetings of shareholders and at committee meetings of the Board.

Director Compensation

     The Company has not paid any cash compensation to any person for serving as a director with the exception of the members of the Company's Audit

Committee, Compensation Committee and Stock Option Committee, which members receive (a)$600 each per each telephone meeting of the Board or of a committee of the Board and (b)$1,000 each per each in-person meeting of the Board or in-person meeting of a committee of the Board, with each Chairman receiving an additional 50% of the sum which it is to receive under (a) and (b) above with respect to each meeting. With the exception of the amounts mentioned in the first sentence of this paragraph, the Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue
                                  12
automatic grants of non-qualified stock options pursuant to the 2002 Stock Option Plan as described herein. Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors. The 1993 Stock Option Plan was amended in April 1997 to provide, and the 2002 Stock Option plan provides, that all directors receive automatic grants of options as described in the section entitled "Stock Option Plan".

Executive Compensation

Summary Compensation Table

     The following table sets forth certain information with respect to the annual and long-term compensation paid by the Company for services rendered during the years ended June 30, 2004, 2003 and 2002 and for the six months ended June 30, 2001. No other executive officer received compensation exceeding $100,000 during the years ended June 30, 2004, 2003 and 2002 and for the six months ended June 30, 2001.

                              Summary Compensation Table
                      Annual Compensation              Long Term Compensation
                                                          Awards
(a)              (b)     (c)        (d)       (e)             (g)
Name and                                      Other            Securities
principal                                     annual           underlying
position         Year    Salary($)  Bonus($)  compensation($)  options/SARS(#)
---------        ----    ---------  --------  ---------------  ---------------
Samuel Nyer      2004    $140,000               $4,200                0
CEO(11)          2003     140,000                4,200                0
                 2002     140,000                4,200                0
                 2001      70,000                2,100(12)            0

Michael Curry    2004     128,700    $26,000     8,400                0
Vice-President   2003     120,000     28,000     6,000                0
and 20% owner    2002     120,000     13,219     6,000                0
of DAW, Inc.

David Dumouchel  2004     128,700    $26,000     8,400                0
Vice-President   2003     120,000     28,000     6,000                0
and 20% owner    2002     120,000     13,219     6,000                0
of DAW, Inc.

Mark Dumouchel   2004     128,700    $26,000     8,400                0
President and    2003     120,000     28,000     6,000                0
20% owner of     2002     120,000     13,219     6,000                0
of DAW, Inc.

Wayne Gunter     2004     128,700    $26,000     8,400                0
Vice-President   2003     120,000     28,000     6,000                0
and 20% owner    2002     120,000     13,219     6,000                0
of DAW, Inc.

Donato Mazzola   2004     128,700    $26,000     8,400                0
Vice-President   2003     120,000     28,000     6,000                0
and 20% owner    2002     120,000     13,219     6,000                0
of DAW, Inc.
                                    13

(11) Mr. Nyer was CEO of the Company through September 2004. Since September 2004, he has served as Vice-President of Mergers and Acquisitions.

(12) Consists of automobile and automobile insurance allowance. The Company changed its fiscal year end from December 31 to June 30, effective June 30, 2001. Therefore, the presentation for 2001 is only representative of a six-month period.

     In the above table, we have not presented (f) Restricted stock awards ($),
(h) LTIP payouts ($) and (i) All other compensation ($) as they are not applicable.

     Messrs. Curry, David Dumouchel, Mark Dumouchel, Gunter, and Mazzola are minority shareholders of the pharmacy chain (with the exception of Mr. Curry, whose wife is the minority shareholder). They are all registered pharmacists and work within the pharmacy chain.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
Values

         (a)                         (d)                        (e)
                  Number of securities underlying  Value of unexercised in-the
                        unexercised options/SARs     money options/SARs at
                                at fy-end                  fy-end($)(13)
    Name            exercisable / unexercisable    exercisable / unexercisable
    ----            ------------  -------------    -----------   -------------
    Samuel Nyer       500,000          0                $0            $0

(13) based on the difference between the $ per share of the common stock and the option price.

In the above table, we have not presented (b) Shares acquired on exercise and
(c) Value realized ($)as they are not applicable.

Employment Agreements

     The Company employs its officers and employees pursuant to oral agreements except as disclosed in the next paragraph.

     In August of 1996, DAW, Inc. ("Eaton") entered into a five-year employment agreement, with a one-year non-compete, with four of the five minority shareholders of Eaton and the husband of the fifth minority shareholder. The agreement has been extended for an additional five years with a base annual salary of $120,000, for four of the minority shareholders and the husband of the fifth minority shareholder, effective January 2002. In August 2004, their base annual salary was increased to $140,920. Each are also provided leased vehicles with an annual cost of approximately $8,400 and each also receives life-insurance coverage in the aggregate amount of $1,000,000, including a separate single policy in the amount of $300,000, which the employee's designee shall be the owner and beneficiary. The current employment agreements contain no written non-compete provisions.

     The Company has an oral employment agreement with Mr. Samuel Nyer, Chairman of the Board, Vice-President of Mergers and Acquisitions and director, which provides for an annual base salary of $70,000, which was effective October 1, 2004. Mr. Nyer's previous oral agreement provided for an annual
                                  14
base salary of $140,000 and $4,200 for the use of an automobile. The Company has an oral employment agreement with its President and Chief Executive Officer, Vice-President of Finance and Treasurer, which provides for an annual base salary of $85,000. Each of the oral agreements have provisions customary for employees who are officers and/or directors of public companies.
Report on Executive Compensation by the Compensation Committee

     The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

     The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced shareholder value, while concurrently allowing us to attract, retain and satisfactorily reward all employees who contributed to the Company's long-term growth and economic success. The compensation program for the Company's executives generally includes an annual base salary, appropriate fringe benefits, some of which are standard Company policy for all employees and some of which may be negotiated for management. Annual cash bonuses and grants of long-term option incentives are not a standard component of executive compensation and are negotiated on a case-by-case basis.

     The Company does not have a formal performance-based compensation policy in place, and has not set forth any criteria for altering the executive compensation currently in place under the employment agreements described above. The Company expects that any renewals of the employment agreements discussed above will contain term and compensation comparable to past practices. The compensation of the chief executive officer of the Company is not formulated on specific performance measures, but rather in consideration of past performance and the position of the Company at the time that each new employment agreement is negotiated for the chief executive officer.

Members of the Compensation Committee: Robert J. Landis, James J. Schweiger, and Gerald Weston.



Stock Option Plan

     The Company has two stock option plans under which employees, consultants and directors have been granted options to purchase shares of the Company's common stock. The 1993 Stock Option Plan was amended in fiscal 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of the Company and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000. The maximum aggregate number of shares of common stock available for award under the 2002 plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 plan, certain non-qualified stock options ("Automatic Options") are granted to all directors and certain officers and expire in ten years from the date of grant. The number of Automatic Stock Options granted shall be 12,000 for a three-year-term board member, 8,000 for a two-year-term board member or 4,000 for a one-year-term board member, with 2,000 of such Automatic Options vesting semi-annually each June 30th and December 31st provided the optionee
                                  15
is still serving as a director on that date. A similar provision is in place within the 2002 Stock Option Plan for a certain officer of the Company who is not a director. After vesting, and upon reelection to the Board, each director will receive a new automatic grant of such non-qualified options on the same terms as above. Except with respect to certain incentive stock options ("ISOs"), options under the 1993 plan expire 10 years from the date of grant. Under the 1993 plan, except for ISOs, the exercise price for options is the fair market value of the common stock of the Company at the date of grant, as such fair market value is determined under the 1993 plan. Under the 2002 plan, except with respect to non-qualified stock options which are not Automatic Options, the exercise price is not to be less than the Market Price (as defined in the 2002 plan) of the common stock of the Company on the date of the grant.

Performance Graph

     The following Performance Graph assumes that $100 was invested in the Company, the CoreData Index and the Peer Group Index on July 1, 1999. The
Peer Group Index represents pharmacies and medical supply companies which are as follows: Abatix Corp., Chindex International, CVS Corp., E Com Ventures, Inc., Encision, Inc., Henry Schein, Inc., Longs Drug Stores, Inc., Lumenis, Ltd, Molecular Imaging Corp., Novoste Corp., Omnicare, Inc., Ownens & Minor, Inc., Patterson Companies, Inc., Petmed Express, Pricesmart, Inc., Pro-Dex, Inc. Co., PSS World Medical, Inc., Pure Bioscience, Rite Aid Corp., Viasys Healthcare, Inc., Walgreen, Co., and Zila, Inc. Information on prices at which the Company's common stock traded prior to that date is not readily available. The Performance Graph further assumes all dividends were reinvested. However, the Company has never paid any dividends.

             COMPARE CUMULATIVE TOTAL RETURN AMONG NYER MEDICAL
             GROUP, INC., COREDATA INDEX AND PEER GROUP INDEX

     175  ----------------------------------------------------------
     150  ----------------------------------------------------------
     125  ----------------------------------------------------------
D
O                n  c        c p                                p
L    100 x----------------------------------------------------------
L                p                      p           p           c
A                                       c           c
R     75  ----------------------------------------------------------
S
                             n                                  n
      50  ----------------------------------------------------------
                                        n
                                                    n
      25  ----------------------------------------------------------

       0  ----------------------------------------------------------

    1999(x)     2000        2001        2002        2003       2004

NYER MEDICAL GROUP, INC. (n)
PEER GROUP INDEX         (p)
COREDATA INDEX           (c)


                                  16
                          1999(x) 2000    2001    2002    2003    2004
                          ----    ----    ----    ----    ----    ----
NYER MEDICAL GROUP, INC. 100.00  102.40   60.67   43.84   27.45    52.03
PEER GROUP INDEX         100.00   90.56   98.38   99.77   86.02   112.41
COREDATA INDEX           100.00  110.24   92.69   76.85   78.35    94.92


Related Party Transactions

     Prior to 1991, the Company and Nyle each engaged in inter-company loans. At June 30, 2003, the Company was owed $44,858 by Nyle, this included accrued interest. Nyle paid the Company $44,858 in March 2004. The Company is currently subject to a provision of the Florida General Corporation Law which restricts loans to affiliated parties and therefore the Company has not lent any further sums to its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

     No person who, during the fiscal year ended June 30, 2004, was a director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), failed to file on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year except the following: Mark Dumouchel failed to file a Form 3 and Form 4 on a timely basis.

2004 Audit Committee Report*

     The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent auditors. Additionally, the Audit Committee must preapprove all audit and non-audit services performed by the Company's independent auditors. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors, Sweeney, Gates & Co., are responsible for auditing those financial statements. However, the functions of the members of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors. Rather, we rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

     The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with Sweeney, Gates & Co. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

3. The Audit Committee has received the written disclosures and the letter from Sweeney, Gates & Co. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Sweeney, Gates & Co. its independence from the Company. When considering Sweeney, Gates & Co.'s independence, the Audit Committee considered whether its provision of services to the Company beyond those rendered in connection with
                                  17
its audit and review of the Company's consolidated financial statements was compatible with maintaining its independence. The Audit Committee also has reviewed, among other things, the amount of fees paid to Sweeney, Gates & Co.

for audit and non-audit services.

4. Based on the reviews and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Company's Board of Directors the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2004, which was filed with the Securities and Exchange Commission on October 18, 2004.

Members of the Audit Committee: Robert J. Landis, James J. Schweiger, and Gerald Weston.

* The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Item 2.  Appointment of Auditors

     Sweeney, Gates & Co., independent public accountants, are the Company's independent auditors and have been selected by the Audit Committee to act as auditors for the fiscal year ended June 30, 2005.

Fees paid to Independent Auditors

     Our independent auditors, for our most recent fiscal years, were Sweeney, Gates & Co. We expect a representative of our independent auditors to be present at the annual meeting or available to answer appropriate questions.

Audit Fees

     We paid Sweeney, Gates & Co. audit fees in the aggregate of $142,885 and $138,235 for professional services rendered for the audits of our annual financial statements for the fiscal years ended June 30, 2004 and June 30, 2003, respectively, and for the review of the financial statements included in our quarterly reports on Form 10-Q during the last two fiscal years.

Audit-Related Fees

     In addition to fees disclosed under "Audit Fees" above, the aggregate fees for professional services rendered by Sweeney, Gates & Co. for assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements were $3,036 and $0 for the fiscal years ended June 30, 2004 and June 30, 2003, respectively. Such services were in connection with a registration statement.

Tax Fees

     The aggregate fees for professional services rendered by Sweeney, Gates & Co. for tax compliance, tax planning and tax advice were $23,820 and $22,500 for the fiscal years ended June 30, 2004 and June 30, 2003, respectively.


                                  18
All Other Fees

     Sweeney, Gates & Co. did not provide Nyer Medical Group, Inc. and its Subsidiaries with any other services during the fiscal years ended June 30, 2004 and June 30, 2003, respectively.

     Audit services of Sweeney, Gates & Co. for the year ended June 30, 2004, consisted of the examination of the Company's consolidated financial statements, registration statement filings and reviews of interim financial statements. The Audit Committee of the Board considers the provision of services for which the fees included above under "Tax Fees" were billed to be compatible with maintaining Sweeney, Gates & Co.'s independence. There were no Financial Information Systems Design and Implementation
Fees.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

    The charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). The Audit Committee pre-approved all auditing services and permitted non-audit services rendered by Sweeney, Gates
& Co. in the fiscal year ended June 30, 2004.

     The pre-approval duty may be delegated to one or more designated members of the Audit Committee, with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting. Any such designated member(s) of the Audit Committee shall also have the authority to approve non-audit services already commenced by the independent auditor if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided,
(ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit.

     Shareholder ratification of the selection of Sweeney, Gates & Co. as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Sweeney, Gates & Co. to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its shareholders.

     Ratification of the appointment of Sweeney, Gates & Co. as the Company's independent auditors for fiscal 2005 will require the affirmative vote of at least a majority of votes cast by the shares entitled to vote at the Annual Meeting.


                                  19
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SWEENEY, GATES & CO. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED JUNE 30, 2005 (ITEM 2 ON THE ENCLOSED PROXY CARD).

Item 3.  Other Matters

     The Board has no knowledge of any other matters, which may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment thereof, the person named in the enclosed form of proxy will have the discretion to vote as she sees fit unless directed otherwise.

     If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel the proxy.

Shareholders' Proposals

     If the Company holds its 2005 annual meeting of shareholders on or about the same time as this year's Annual Meeting, then any shareholder desiring to submit a proposal for action at the 2005 annual meeting of shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than 120 calendar days before release of this proxy statement in order to be considered for inclusion in the Company's proxy statement relating to the meeting. However, if the Company holds its 2005 annual meeting of shareholders on a date that is more than 30 days earlier or later than this year's Annual Meeting, then a shareholder proposal must be received by the Company at its principal place of business in a reasonable amount of time prior to when the Company begins to print and mail its proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

     Under Rule 14a-4, as promulgated under the Securities Exchange Act of 1934, if a shareholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2005 Annual Meeting of Shareholders, a shareholder proposal not previously submitted for the Company's proxy statement may be submitted at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement; thereafter, the Company will use its voting authority as described above.









                                  20
Annual Report on Form 10-K

     The Company will furnish, without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Karen L. Wright, P.O. Box 1328, Bangor, Maine, 04402-1328.


By Order of the Board of Directors

/s/  Karen L. Wright
     Karen L. Wright,
     President and Chief Executive Officer


February 25, 2005







































                                  21
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
NYER MEDICAL GROUP, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 30, 2005

     The undersigned hereby appoint Karen L. Wright as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Nyer Medical Group, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company to be held at the Courtyard by Marriott, 8600 Austrian Court, Orlando, Florida 32819 on March 30, 2005 at 10:00 a.m.(EST), and at any adjournment thereof, upon such business as may properly come before the Annual Meeting, including the items set forth below:

     Each share of common stock outstanding on the record date of February 25, 2005, is entitled to one vote on all proposals.


1. I hereby elect the following individuals to serve on the board of directors of the Company for a three-year term until the Company's Annual Meeting for 2007, or until his successor is elected and qualified.

                                         For    Withhold   For All
                                         All       All     Except *
                                         ---       ---       ---

            1) Mark Dumouchel
            2) Robert J. Landis
            3) Kenneth L. Nyer, M.D.

* To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

------------

2. I hereby ratify the appointment of Sweeney, Gates & Co. as independent auditors for the fiscal year ended June 30, 2005.

              For ----    Against ----    Abstain ----

3. I hereby authorize the holder of this proxy, in her discretion, to vote upon such other business as may properly come before the Annual Meeting of shareholders.

NOTE: Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the Annual Meeting. If no direction is indicated, this proxy will be voted as recommended by the board of directors for all proposals.


Dated: ____________, 2005                  ____________________________________
                                           Signature of Shareholder


_____________________                      ____________________________________
Number of Shares Owned                     Typed or Printed Name of Shareholder
                                  22
APPENDIX A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NYER MEDICAL GROUP, INC.

AMENDED AND RESTATED CHARTER, October 2004

I. PURPOSE

     The Audit Committee (the "Committee") is established by the Board of Directors (the "Board") of Nyer Medical Group, Inc. (the "Company") for the primary purpose of assisting the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Committee shall also review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD") applicable to Nasdaq-listed issuers.

     Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee should also provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, if any, and the Board.

     The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

     The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to any advisers that the Committee chooses to engage and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. COMPOSITION AND MEETINGS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director (as defined by all applicable rules and regulations of the SEC and the NASD then in effect), shall not own or control, directly or indirectly, 20% or more of the Company's voting securities, or such lower measurement as may be established by the SEC in rulemaking under Section 301 of the Sarbanes-Oxley Act of 2002, and shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall be a "financial expert" in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in
                                  23
periodic filings as required by the SEC. Members of the Committee may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The Committee shall meet at least four times annually, in person or by telephone conference call, or more frequently as circumstances dictate. To the extent practical and appropriate, each regularly scheduled meeting should conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should, to the extent practical and appropriate, meet periodically with management, the director of the internal auditing function, if any, and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

III. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports/Accounting Information Review

1. Review this Charter periodically, and no less frequently than annually, and recommend to the Board any necessary amendments as conditions dictate.

2. Review and discuss with management the Company's annual financial statements, including the Management's Discussion and Analysis proposed to be included in the Company's Annual Report on Form 10-K, quarterly financial statements, and all internal controls reports (or summaries thereof), if any. To the extent practical and appropriate, review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditor each Quarterly Report on Form 10-Q prior to its filing.

4. Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, the unaudited operating results in the Company's quarterly earnings release and/or discuss the contents of the Company's quarterly earnings release with management.

5. Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, any non-GAAP or "proforma" financial information, guidance or revised guidance to be included in a press release of the Company.
                                  24
6. To the extent practical and appropriate, review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department, if any, and management's response.

Independent Auditor

7. Appoint (subject to shareholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise. The Board and Committee are in place to represent the Company's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and Committee as representatives of the Company's stockholders. Consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence.

8. Review with the independent auditor when appropriate any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934; and hold discussions with the independent auditor, at least prior to the filing of the independent auditor's audit report with the SEC pursuant to federal securities laws, regarding the following:

     - all critical accounting policies and practices to be used;

     - all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

     - other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences;

     - an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, and the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented;

     - any significant changes required in the independent auditor's audit plan;

     - other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards; and

     - any other relevant reports, including regular internal financial reports prepared by management of the Company and any internal auditing department, or other financial information.

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9.   Review the independence of the independent auditor, including a review of management consulting services, and related fees, provided by the independent auditor. The Committee shall require that the independent auditor at least annually provide a formal written statement delineating all relationships between the independent auditor and the Company consistent with the rules of the NASD applicable to Nasdaq-listed issuers and request information from the independent auditor and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the independent auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

10. Review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). Establish and maintain preapproval policies and procedures relating to the engagement of the independent auditor to render services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to management. The pre-approval duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Any such designated member(s) of the Committee shall also have the authority to approve non-audit services, already commenced by the independent auditor, if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit. Approval of non-audit services and pre-approval policies and procedures shall be disclosed in the Company's Annual Report on Form 10-K and annual proxy statement.

Financial Reporting Processes and Accounting Policies

11. In consultation with the independent auditor and the internal auditors, if any, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

12. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13. To the extent not otherwise approved by another committee or comparable body of the Board, review and approve all related party transactions (consistent with the rules of the NASD applicable to Nasdaq-listed issuers).


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14.  Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

15. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

16. Determine the scope, responsibilities and reporting requirements of an internal auditing department and on the appointment, replacement, reassignment or dismissal of an internal auditing department manager or director.

Other Responsibilities

17. Review with the independent auditor, the internal auditing department, if any, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

18. Prepare the report that the SEC requires be included in the Company's annual proxy statement.

19. To the extent appropriate or necessary, review the rationale for employing audit firms other than the principal independent auditor and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

20. Establish, review and update periodically a code of ethics and ensure that management has established a system to enforce this code. Ensure that the code is in compliance with all applicable rules and regulations. Review management's monitoring of the Company's compliance with the organization's code of ethics.

21. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.    QUALIFICATION

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

     It is recognized that in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct field
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work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and without the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.
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